UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2016

ETF Managers Group Commodity Trust I

(Exact name of registrant as specified in its charter)

Delaware	001-36851	36-4793446
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

30 Maple Street - Suite 2

Summit, New Jersey 07901

(Address of Principal Executive Offices, including Zip Code)

(844) 383-6477

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference are the Audited Statements of Financial Condition of ETF Managers Capital LLC (the “Company”), the commodity pool operator of ETF Managers Group Commodity Trust I, as of December 31, 2015 and 2014, the related statement of operations and comprehensive income for the year ended December 31, 2015 and the changes in members’ equity and cash flows for the year ended December 31, 2015 and the period from inception, June 12, 2014, to December 31, 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Audited Statements of Financial Condition of the Company as of December 31, 2015 and 2014, the related statement of operations and comprehensive income for the year ended December 31, 2015 and the changes in members’ equity and cash flows for the year ended December 31, 2015 and the period from inception, June 12, 2014, to December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETF Managers Group Commodity Trust I

/s/ John A. Flanagan
Date: December 20, 2016	John A. Flanagan ETF Managers Capital LLC, Sponsor of ETF Managers Commodity Trust I
Chief Financial Officer

ETF MANAGERS CAPITAL, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2015

F-1

Independent Auditors’ Report

To the Board of Trustees of

ETF Managers Capital, LLC

Summit, NJ 07901

We have audited the accompanying financial statements of ETF Managers Capital, LLC (a Delaware limited liability company), which comprise the statements of financial condition as of December 31, 2015 and 2014, the statement of operations and comprehensive income for the year ended December 31, 2015, and the related statements of changes in member’s equity and cash flows for the year ended December 31, 2015 and for the period from inception June 12, 2014 to December 31, 2014 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ETF Managers Capital, LLC as of December 31, 2015 and 2014, the results of its operations for the year ended December 31, 2015, and the changes in its member’s equity and its cash flows for the year ended December 31, 2015 and for the period from inception June 12, 2014 to December 31, 2014 in accordance with accounting principles consistently applied and generally accepted in the United States of America.

/s/ Connolly & Company, P.C.

Warren, NJ

December 15, 2016

F-2

ETF MANAGERS CAPITAL, LLC

STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2015	2014
ASSETS

Current Assets
Cash	$17,238	$6,000
Investment in Sit Rising Rate ETF	969	1,000
Due from Exchange Traded Managers Group LLC	250,063	-

Total Assets	$268,270	$7,000

Liabilities and Member’s Equity

Current Liabilities

Service Fee payable to Exchange Traded Managers Group LLC	$133,190	$-
Accounts payable on behalf of Sit Rising Rate ETF	42,524	-
Deposit — Sit Investment Associates II	39,879	-
Accrued expenses	17,707

Total Current Liabilities	233,300	-

Member’s Equity	34,970	7,000

Total Liabilities and Member’s Equity	$268,270	$7,000

The accompanying notes are an integral part of these financial statements.

F-3

ETF MANAGERS CAPITAL, LLC

STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

Year Ended December 31, 2015

Revenues

Management Fees	$193,246

Expenses

Parent Company Service Fee	133,190
Marketing	25,434
Professional fees	5,554
Other expenses	1,105
Total expenses	165,283

Net income	$27,963

COMPREHENSIVE INCOME
Net income	$27,963
Other comprehensive income
Unrealized gain on Investment in Sit Rising Rate ETF	7

Comprehensive income	$27,970

The accompanying notes are an integral part of these financial statements.

F-4

ETF MANAGERS CAPITAL, LLC

STATEMENTS OF CHANGES IN MEMBER’S EQUITY

		Accumulated Other	Total
	Member’s	Comprehensive	Member’s
	Equity	Income	Equity

MEMBER’S EQUITY, JUNE 12, 2014 (INCEPTION)	$-	$-	$-

Capital Contributions from ETF Managers Group LLC	7,000	-	7,000

MEMBER’S EQUITY, DECEMBER 31, 2014	7,000	-	7,000

Net income	27,963		27,963
Other comprehensive income		7	7

MEMBER’S EQUITY, DECEMBER 31, 2015	$34,963	$7	$34,970

The accompanying notes are an integral part of these financial statements.

F-5

ETF MANAGERS CAPITAL, LLC

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2015	2014*

Cash flows from operating activities
Net income	$27,963	$-
Adjustments to reconcile net income to net cash provided by operating activities:
Changes in operating assets and liabilities
Due from Exchange Traded Managers Group LLC	(250,063)	-
Service Fee payable to Exchange Traded Managers Group LLC	133,190	-
Accounts Payable on behalf of Sit Rising Rate ETF	42,524	-
Deposit — Sit Investment Associates II	39,879	-
Accrued expenses	17,707	-
Net cash provided by operating activities	11,200	-

Cash flows from investing activities
Contribution (refund) for investment in Sit Rising Rate ETF	1,000	(1,000)
Investment in Sit Rising Rate ETF	(969)	-

Net cash provided by (used in) investing activities	31	(1,000)

Cash flows from financing activities	-	7,000

Net cash from financing activities	-	7,000

Net increase in cash and cash equivalents	11,231	6,000

Effect of unrealized gain on Investment in Sit Rising Rate ETF	7	-

Cash, beginning of year	6,000	-

Cash, end of year	$17,238	$ 6 ,000

* Period from June 12, 2014 (inception) to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

F-6

ETF MANAGERS CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

Note 1 – ORGANIZATION AND BASIS OF PRESENTATION

ETF Managers Capital, LLC (the “Company”), a Delaware limited liability company, was formed June 12, 2014 and is a wholly–owned subsidiary of Exchange Traded Managers Group LLC (“ETFMG”). The Company is registered with the Commodity Futures Trading Commission as a commodity pool operator (“CPO”) and is a member of the National Futures Association (“NFA”). The Company serves as the Sponsor and Managing Owner of ETF Managers Group Commodity Trust I (the “Trust”), a Delaware series trust, of which Sit Rising Rate ETF (the “Fund”) is currently the sole series of the Trust. SIT Fixed Income Advisors II, LLC (“SIT”) is registered as a “commodity trading advisor” (“CTA”) and acts as such for the Fund.

The operations of the Company began with the listing and commencement of trading of the Fund’s shares on the NYSE Arca on February 19, 2015.

Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. As the Company did not have any revenues or expenses during the period from June 12, 2014 (inception) to December 31, 2014, a statement of operations for that period is not presented herein.

(b)	Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenues and expenses and disclosure of contingent assets and liabilities during the reporting periods of the financial statements. Actual results could differ from those estimates.

(c)	Cash and Cash Equivalents

The Company defines cash and cash equivalents to be highly liquid investments, with original maturities of three months or less.

(d)	Income Taxes

No provision for federal or state income taxes has been made. The Company is a single member limited liability company.

F-7

ETF MANAGERS CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

Note 3 – RELATED PARTY TRANSACTIONS

The Fund pays the Company an annual management fee, monthly in arrears, in an amount calculated as the greater of 0.15% of its average daily net assets, or $56,250 effective February 19, 2015 (($75,000 effective February 20, 2016) the “Sponsor Fee”). The Sponsor Fee is paid in consideration of the Company’s advisory services to the Fund. Additionally, SIT receives an annual fee, monthly in arrears, for its services equal to 0.35% effective February 19, 2015 (0.50% effective January 27, 2016) of the Fund’s average daily net assets. As of February 19, 2015, SIT has agreed to waive its license and service fee (“CTA” fee) and the Company has voluntarily agreed to correspondingly assume the remaining expenses of the Fund so that Fund expenses do not exceed an annual rate of 1.50%, excluding brokerage commissions and interest expense, of the Fund’s average daily net assets (the “Expense Cap”). The assumption of expenses and waiver of the CTA fee are contractual on the part of the Company and SIT, respectively, through June 30, 2018.

In addition to the Sponsor fee, the Company receives additional fees from the Fund for providing necessary services for its operations. For the year ended December 31, 2015 the Company received the following fees:

Sponsor Fee	$48,493
Tax return and Form K-1 preparation	75,000
Regulatory Reporting Fee	16,172
Chief Compliance Officer Fee	16,164
Principal Financial Officer Fee	16,164
Insurance Fee	15,000
Wholesale Support Fees	6,253

Total Fee Income	$193,246

SIT has agreed to deposit with the Company such amounts as are necessary, through June 30, 2018, to enable the Company to assume the expenses of the Fund pursuant to the Expense Cap. At December 31, 2015, the Company held $39,879 in an expense reimbursement account representing the balance of such deposit account for the payment of assumed expenses of the Fund.

The Company, in accordance with the Fund’s Expense Cap limitation pays all of the routine offering, operational, administrative and other ordinary expenses of the Fund in excess of 1.50% (excluding brokerage commissions and interest expense) of the Fund’s average daily net assets, including, but not limited to, accounting and computer services, the fees and expenses of the Trustee, Custodian, Transfer Agent and Distributor, legal and accounting fees and expenses, tax return preparation fees, filing fees, and printing, mailing and duplication costs.

F-8

ETF MANAGERS CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

Note 3 – RELATED PARTY TRANSACTIONS – continued

The Fund currently accrues its daily expenses up to the Expense Cap. At the end of each month, the accrued amount is remitted to the Company as the Company has assumed, and is responsible for the payment of, the routine operational, administrative and other ordinary expenses of the Fund which aggregated $403,277, for the year ended December 31, 2015. Of this amount, $193,246 was for services provided by the Company.

Expenses incurred in connection with organizing the Fund and the offering of the Shares upon the commencement of its operations were paid by ETFMG, the parent and sole owner of the Company. Expenses incurred in connection with the continuous offering of Shares of the Fund are the responsibility of the Fund.

Commencing with the initial trading of Fund Shares on the NYSE Arca on February 19, 2015, the Company pays ETFMG a parent company service fee at the rate of $12,500 per month for providing it with the office space and personnel necessary to fulfill its responsibilities as Sponsor of the Fund. For the year ended December 31, 2015, the parent service fee aggregated $133,190.

The Company owns 40 Shares of the Fund and serves as its Tax Matters Partner for federal income tax purposes. These Shares were issued to the Company in exchange for its initial capital contribution to the Fund and represent units of beneficial interest in and ownership of the Fund.

Note 4- Subsequent Events

The Company evaluated the need for disclosures and /or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

F-9